EXHIBIT
15.1




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 1998 included in JLM Couture, Inc.'s Form
10-KSB for the year ended October 31, 1997 and to all references to our Firm included in this registration statement.


New York, New York
March 23, 1998                              s/Arthur Andersen LLP